Exhibit 10(a)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Amendment No. 5 to Registration Statement No. 811-21298 under the Investment Company Act of 1940 of Master Treasury Trust on Form N-1A of our reports dated May 20, 2005 for each Trust and each related Fund listed below, appearing in the March 31, 2005 Annual Reports of CMA Money Fund and WCMA Money Fund, CMA Government Securities Fund and WCMA Government Securities Fund, CMA Tax-Exempt Fund and WCMA Tax-Exempt Fund, and CMA Treasury Fund and WCMA Treasury Fund, respectively, which are incorporated by reference in Part B of this Registration Statement.

Name Master Money Trust CMA Money Fund WCMA Money Fund
Master Government Securities Trust CMA Government Securities Fund WCMA Government Securities Fund
Master Treasury Trust CMA Treasury Fund WCMA Treasury Fund
Master Tax-Exempt Trust CMA Tax-Exempt Fund WCMA Tax-Exempt Fund

/s/ Deloitte & Touche LLP

Princeton, New Jersey
July 25, 2005